                                                                     EXHIBIT 1.1


                                SonicWALL, Inc.


                       4,000,000 Shares of Common Stock


                            UNDERWRITING AGREEMENT


                               October ___, 1999


                           BEAR, STEARNS & CO. INC.

                            HAMBRECHT & QUIST LLC

                          THOMAS WEISEL PARTNERS LLC

                                                             L&W Draft:  9/29/99



                                SonicWALL, Inc.



                          [_] Shares of Common Stock



                            UNDERWRITING AGREEMENT

                                  _____, 1999



                           BEAR, STEARNS & CO. INC.
                             HAMBRECHT & QUIST LLC
                          THOMAS WEISEL PARTNERS LLC

                          [_] Shares of Common Stock


                                SonicWALL, Inc.


                            UNDERWRITING AGREEMENT
                            ----------------------


                                                                       [__] 1999


Bear, Stearns & Co. Inc.
Hambrecht & Quist LLC and
Thomas Weisel Partners LLC
c/o  Bear, Stearns & Co. Inc.
     245 Park Avenue
     New York, NY  10167


Ladies and Gentlemen:

          SonicWALL, Inc., a corporation organized and existing under the laws of California (the "Company"), proposes, subject to the terms and conditions
                    -------
stated herein, to issue and sell to Bear, Stearns & Co. Inc. ("Bear Stearns"),
                                                               ------------
Hambrecht & Quist LLC and Thomas Weisel Partners LLC (collectively, the "Underwriters") an aggregate of [_________] shares (the "Firm Shares") of its
 ------------                                            -----------
common stock, no par value per share (the "Common Stock"). In addition, for the
                                           ------------
sole purpose of covering over-allotments in connection with the sale of the Firm Shares, certain individuals identified on Schedule II hereto (each a "Selling
                                                                      -------
Shareholder" and together the "Selling Shareholders") propose, at the option of
-----------                    --------------------
the Underwriters, to sell to the Underwriters, up to [_______] shares (the "Additional Shares") of Common Stock owned by the Selling Shareholders. The Firm
-------------------
Shares and any Additional Shares purchased by the Underwriters are referred to herein as the "Shares". The Shares are more fully described in the Registration
               ------
Statement referred to below.

          1. Representations and Warranties of the Company and the Selling
             -------------------------------------------------------------
Shareholders. (a) The Company represents and warrants to, and agrees with, each
------------
of the Underwriters that:

          (i) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-85997),
           ----------
     and any amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933 (the "Securities Act") of
                                                         --------------
     shares of common stock, which registration statement, as so amended, has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. Such registration statement (and any registration statement increasing the size of the offering (a "Rule 462(b) Registration Statement") filed pursuant to Rule 462(b) under
     ------------------------------------
     the Securities Act), in the respective forms in which they were declared effective, as amended, including all exhibits thereto, are each hereinafter referred to as the "Registration Statement". Other than a Rule 462(b)
                         ----------------------

     Registration Statement, which became effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act (the "Securities Act Regulations"), each in the form heretofore
               --------------------------
     delivered to the Underwriters). No stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission. The Company, if required by the Securities Act Regulations, proposes to file the Prospectus with the Commission pursuant to Rule 424(b) of the Securities Act Regulations. The Prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, is hereinafter referred to as the "Prospectus",
                                                                    ----------
     except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the offering and sale of the Shares (the "Offering") which differs from the
                                           --------
     Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the Securities Act Regulations), the term "Prospectus" shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use; and, provided, further, that the term "Prospectus" shall be deemed to include any wrapper or supplement thereto prepared in connection with the distribution of any Reserved Shares (as defined in Section 2(f), below). Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a "Preliminary
                                                         -----------
     Prospectus".  All references in this Agreement to the Registration
     ----------
     Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").
                        -----

          (ii) The Registration Statement and the Prospectus, at the time the Registration Statement became effective and as of the Closing Date referred to in Section 2 hereof, complied and comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations, and did not and as of the Closing Date do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as of the date hereof (unless the term "Prospectus" refers to a prospectus that has been provided to the Underwriters by the Company for use in connection with the offering of the Shares which differs from the Prospectus filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, in which case at the time it is first provided to the Underwriters for such use) and on the Closing Date, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 1(ii) shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by any Underwriter expressly for use in the Registration Statement or the Prospectus. Each Preliminary Prospectus and Prospectus filed as part of the Registration Statement, as part of any amendment thereto or pursuant to Rule 424 under the Securities Act Regulations, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act) was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sales of the Shares. There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement under the Securities Act that have not been described or filed therein as required, and there are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be described in the Prospectus that have not been described therein as required.

          (iii) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus. Each of the Company and each subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in the State of California and each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions (other than the State of California) where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a "Material Adverse Change"). Except for Sonic
                                   -----------------------
     Systems International, Inc., the Company does not own or control, directly or indirectly, any corporation, association or other entity.

          (iv) All of the outstanding shares of capital stock of the Company have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. The Shares, when issued, delivered and sold in accordance with this Agreement, will be duly authorized and validly issued, fully paid and nonassessable, and will not have been issued in violation of or subject to any preemptive or similar rights. At September 30, 1999, after giving effect to the issuance and sale of the Shares pursuant hereto and the application of the net proceeds from the sale thereof, the Company had the pro forma consolidated capitalization as set forth in the Prospectus under the caption "Capitalization".

          (v) All of the outstanding capital stock of each subsidiary of the Company is owned, directly or indirectly, by the Company, free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance; and all such securities have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights.

          (vi) Except as disclosed in the Prospectus, there are not currently, and will not be as a result of the Offering, any outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest of the Company or any of its subsidiaries.

          (vii) The Common Stock (including the Shares) is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act") and is listed for
      ------------
     quotation on the Nasdaq National Market ("Nasdaq"), and the Company has
                                               ------
     taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from Nasdaq, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing.

          (viii) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Shares as provided herein and the power to effect the Use of Proceeds as described in the Prospectus.

          (ix) This Agreement has been duly and validly authorized, executed and delivered by the Company and is the legally valid and binding agreement of the Company, enforceable against it in accordance with its terms, except insofar as indemnification and contribution provisions may be limited by applicable law or equitable principles and subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

          (x) Neither the Company nor any of its subsidiaries is, or, after giving effect to the offering of the Shares, will be (a) in violation of its charter, (b) in violation of its bylaws, (c) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, or (d) in violation of any local, state or federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree applicable to the Company, its subsidiaries or any of their assets or properties (whether owned or leased) other than, in the case of clauses (b), (c) and (d), any default or violation that could not reasonably be expected to (1) individually or in the aggregate, result in a material adverse effect on the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Company and its subsidiaries, taken as a whole, (2) interfere with or adversely affect the sale of the Shares pursuant hereto or (3) in any manner draw into question the validity of this Agreement (any of the events set forth in clauses (1), (2) or (3), a "Material Adverse Effect"). There exists no condition that, with notice,
      -----------------------
     the passage of time or otherwise, would constitute a default under any such document or instrument, except as disclosed in the Prospectus, except for any such condition which would not reasonably be expected to result in a Material Adverse Effect.

          (xi) None of (a) the execution, delivery or performance by the Company of this Agreement, (b) the issuance and sale of the Shares and (c) consummation by the Company of the transactions contemplated hereby violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent which has not been obtained under, or result in the imposition of a lien on any properties of the Company or any of its subsidiaries, or an acceleration of any indebtedness of the Company or any of its subsidiaries pursuant to, (1) the charter or bylaws of the Company or any of its subsidiaries, (2) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or its subsidiaries or their properties is or may be bound, (3) any statute, rule or regulation applicable to the Company or any of its subsidiaries or any of their assets or properties or (4) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company or any of its subsidiaries or any of their assets or properties, except in the case of clauses (2), (3) and (4) for such violations, conflicts, breaches, defaults, consents, impositions of liens or accelerations that (x) would not singly, or in the aggregate, have a Material Adverse Effect or (y) which are disclosed in the Prospectus. Other than as described in the Prospectus, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, (A) any court or governmental agency, body or administrative agency, or (B) any other person is required for (1) the execution, delivery and performance by the Company of this Agreement, (2) the issuance and sale of the Shares and the transactions contemplated hereby, except (x) such as have been obtained and made under the Securities Act and state securities or Blue Sky laws and regulations or such as may be required by the NASD or (y) where the failure to obtain any such consent, approval, authorization or order of, or filing registration, qualification, license or permit would not reasonably be expected to result in a Material Adverse Effect.

          (xii) Except as set forth in the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to Company's knowledge, threatened (a) against or affecting the Company or any of its subsidiaries, (b) which has as the subject thereof any officer or director (in any such capacity) of, or property owned or leased by, the Company or any of its subsidiaries or (c) relating to environmental or discrimination matters, where in any such case (1) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such subsidiary and (2) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the Company's knowledge, is threatened or imminent.

          (xiii) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Shares or prevents or suspends the use of the Prospectus; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Shares, prevents or suspends the sale of the Shares in any jurisdiction referred to in Section 4(d) hereof or that could adversely affect the consummation of the transactions contemplated by this Agreement or the Prospectus; and every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

          (xiv) Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, (a) to the Company's knowledge, neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, "Materials of Environmental Concern"), or otherwise
                              ----------------------------------
     relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "Environmental Laws"), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company or its subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company or any of its subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law; (b) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company or any of its subsidiaries has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, attorneys' fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past (collectively, "Environmental Claims"), pending or, to
                                 --------------------
     Company's knowledge, threatened against the Company or any of its subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law; and (c) to the Company's knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law.

          (xv) The Company and each of its subsidiaries has (a) good and marketable title to all of the properties and assets described in the Prospectus or the financial statements included in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances and restrictions, except such as are described in the Prospectus or as would not have a Material Adverse Effect, (b) peaceful and undisturbed possession to the extent described in the Prospectus under all material leases to which it is a party as lessee, (c) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all federal, state and local authorities all self-regulatory authorities and all courts and other tribunals (each an "Authorization") necessary to engage in the business conducted by the
      -------------
     Company and its subsidiaries in the manner described in the Prospectus, except as described in the Prospectus and except insofar as the failure to obtain any such Authorization would not reasonably be expected to have a Material Adverse Effect, and no such Authorization contains a materially burdensome restriction that is not disclosed in the Prospectus and (d) not received any notice that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. Except where the failure to be in full force and effect would not have a Material Adverse Effect, all such Authorizations are valid and in full force and effect and the Company and each of its subsidiaries is in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. All material leases to which the Company and each of its subsidiaries is a party are valid and binding and no default by the Company or any of its subsidiaries has occurred and is continuing thereunder and, to the Company's knowledge, no material defaults by the landlord are existing under any such lease that could reasonably be expected to result in a Material Adverse Effect.

          (xvi) Except as described in the Prospectus, the Company and its subsidiaries own, possess or have the right to employ sufficient patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), trademarks, service marks and trade names, inventions, computer programs, technical data and information (collectively, the "Intellectual Property Rights")
                                              ----------------------------
     reasonably necessary to conduct their businesses as now conducted. The Intellectual Property Rights presently employed by the Company and its subsidiaries in connection with the businesses now operated by them or which are proposed to be operated by them are owned, to the Company's knowledge, free and clear of and without violating any right, claimed right, charge, encumbrance, pledge, security interest, restriction or lien of any kind of any other person and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing except as would not reasonably be expected to have a Material Adverse Effect. To the Company's knowledge, the use of the Intellectual Property in connection with the business and operations of the Company and its subsidiaries does not infringe on the rights of any person, except as could not reasonably be expected to have a Material Adverse Effect.

          (xvii) None of the Company or any of its subsidiaries, or, or to the knowledge of the Company, any of their respective officers, directors, partners, employees, agents or affiliates or any other person acting on behalf of the Company or any of its subsidiaries has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, official or employee of any governmental agency (domestic or foreign), instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is or may be in a position to help or hinder the business of the Company or any of its subsidiaries (or assist the Company or any of its subsidiaries in connection with any actual or proposed transaction) which (a) would reasonably be expected to subject the Company, or any other individual or entity to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (b) if not given in the past, would reasonably be expected to have had a Material Adverse Effect or (c) if not continued in the future, would reasonably be expected to have a Material Adverse Effect.

          (xviii) All material tax returns required to be filed by the Company and its subsidiaries in all jurisdictions have been so filed. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. To the knowledge of the Company, there are no material proposed additional tax assessments against the Company or any of its subsidiaries or the assets or property of the Company or any of its subsidiaries. The Company has made adequate charges, accruals and reserves in the applicable financial statements included in the Prospectus in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its consolidated subsidiaries has not been finally determined.

          (xix) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").
                                                      ----------------------

          (xx) Except as disclosed in the Prospectus, there are no holders of securities of the Company or any of its subsidiaries who, by reason of the execution by the Company of this Agreement to which it is a party or the consummation by the Company or any of its subsidiaries of the transactions contemplated hereby, have the right to request or demand that the Company or any of its subsidiaries register under the Securities Act or analogous foreign laws and regulations securities held by them, other than such that have been duly waived.

          (xxi) The Company and its subsidiaries each maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (a) transactions are executed in accordance with management's general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity in all material respects with generally accepted accounting principles and to maintain accountability for assets; and (c) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xxii) Each of the Company and its subsidiaries are insured by recognized, financially sound institutions with policies in such amounts and with such deductibles and covering such risks as are customary for similarly situated businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction and acts of vandalism. The Company has no reason to believe that it or any subsidiary will not be able
     (a) to renew its existing insurance coverage as and when such policies expire or (b) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.

          (xxiii) The Company has not (a) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (b) since the date of the Preliminary Prospectus (1) sold, bid for, purchased or paid any person any compensation for soliciting purchases of, the Shares or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

          (xxiv) The Company and its subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the
                                -----
     Company, its subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate"
                                                             ---------------
     means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which the Company or
                                                ----
     such subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any

     "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (a) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (b) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

          (xxv) Except as otherwise disclosed in the Prospectus, subsequent to the respective dates as of which information is given in the Prospectus:
     (a) there has been no Material Adverse Change; (b) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; (c) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock;
     (d) there has been no capital expenditure or commitment by the Company or any of its subsidiaries exceeding $100,000, either individually or in the aggregate except in the ordinary course of business as generally contemplated by the Prospectus; (e) there has been no change in accounting methods or practices (including any change in depreciation or amortization policies or rates) by the Company or any of its subsidiaries; (f) there has been no revaluation by the Company or any of its subsidiaries of any of their assets; (g) there has been no increase in the salary or other compensation payable or to become payable by the Company or any of its subsidiaries to any of their officers, directors, employees or advisors, nor any declaration, payment or commitment or obligation of any kind for the payment by the Company or any of its subsidiaries of a bonus or other additional salary or compensation to any such person; (h) there has been no amendment or termination of any material contract, agreement or license to which the Company or any subsidiary is a party or by which it is bound; (i) there has been no waiver or release of any material right or claim of the Company or any subsidiary, including any write-off or other compromise of any material account receivable of the Company or any subsidiary; and (j) there has been no change in pricing or royalties set or charged by the Company or any subsidiary to their respective customers or licensees or in pricing or royalties set or charged by persons who have licensed Intellectual Property Rights to the Company or any of its subsidiaries.

          (xxvi) PricewaterhouseCoopers LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules included in the Prospectus are independent public or certified public accountants within the meaning of Regulation S-X under the Securities Act and the Exchange Act.

          (xxvii) The financial statements, together with the related notes, included in the Prospectus present fairly in all material respects the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The financial data set forth in the Prospectus under the captions "Prospectus Summary--Summary Financial Data", "Selected Financial Data" and "Capitalization" fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Prospectus.

          (xxviii) Except pursuant to this Agreement, there are no contracts, agreements or understandings between the Company and any other person that would give rise to a valid claim against the Company or either of the Underwriters for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Shares.

          (xxix) The statements (including the assumptions described therein) included in the Prospectus (a) are within the coverage of Rule 175(b) under the Securities Act to the extent such data constitute forward looking statements as defined in Rule 175(c) and (b) were made by the Company with a reasonable basis and reflect the Company's good faith estimate of the matters described therein.

          (xxx) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters pursuant to this Agreement shall be deemed to be a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

          (b) Each Selling Shareholder, severally and not jointly, represents and warrants to, and agrees with the several Underwriters that:

                  (i) The execution, delivery and performance of this Agreement by such Selling Shareholder and the consummation of the transactions contemplated hereby and thereby will not (A) conflict with or result in the breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Shareholder pursuant to the terms of, any agreement, instrument, franchise, license or permit to which such Selling Shareholder is a party or by which such Selling Shareholder or any of its property or assets may be bound including, without limitation, the terms of any trust or similar agreement under which such Selling Shareholder was formed, or (B) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Shareholder or its properties or assets.

                  (ii) Such Selling Shareholder has, and will have at the time of delivery of the Shares to be sold by it, full legal right, power, authority and capacity, and, except as required under the Securities Act and state securities and Blue Sky laws, all necessary consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, as are required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby, including the sale, assignment, transfer and delivery of the Shares to be sold, assigned, transferred and delivered by such Selling Shareholder hereunder.

Park Avenue, New York, New York, or such other location as may be mutually acceptable, upon delivery of the certificates for the Additional Shares to the Underwriters.

         (f) The Company and the Underwriters agree that up to 5% of the Firm Shares to be purchased by the Underwriters (the "Reserved Shares") shall be
                                                 ---------------
reserved for sale by the Underwriters to certain individuals and entities having relationships with the Company or its employees, as part of the distribution of the Shares by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. (the "NASD") and all other applicable laws, rules and
                               ----
regulations. To the extent that such Reserved Shares are not orally confirmed for purchase by such individuals and entities having business relationships with the Company by the end of the first business day after the date of this Agreement, such Reserved Shares may be offered to the public as part of the public offering contemplated hereby.

     3.  Offering. Upon the Underwriters' authorization of the release of the
         --------
Firm Shares, the Underwriters propose to offer the Shares for sale to the public upon the terms set forth in the Prospectus.

     4.  Covenants of the Company. The Company covenants and agrees with each of
         ------------------------
the Underwriters that:

         (a) The Company will notify the Underwriters immediately (and, if requested by the Underwriters, will confirm such notice in writing) (i) when any post-effective amendment to the Registration Statement becomes effective,
  (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the mailing or the delivery to the Commission for filing of the Prospectus or any amendment of or supplement to the Registration Statement or the Prospectus or any document to be filed pursuant to the Exchange Act during any period when the Prospectus is required to be delivered under the Securities Act, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of either Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, (v) of the receipt of any comments or inquiries from the Commission, and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any post-effective amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Shares which differs from the prospectus filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Securities Act Regulations) to which the Underwriters or Underwriters' Counsel (as hereinafter defined) shall reasonably object, will furnish the Underwriters with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Underwriters or counsel for the Underwriters shall reasonably object.

         (b) For such period of time as in the judgment of counsel for the Underwriters a Prospectus is required to be delivered in connection with sales by an Underwriter, any event shall occur as a result of which the Prospectus would, in the judgment of counsel to the Underwriters (which may be internal counsel for such Underwriter) or the Company include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not

          2.  Purchase, Sale and Delivery of the Shares.
              -----------------------------------------

              (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters and the Underwriters, severally and not jointly, agree to purchase from the Company, at a purchase price per share of $[__], the number of Firm Shares set forth opposite the respective names of the Underwriters in Schedule I hereto plus any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof.

               (b) Payment of the purchase price for, and delivery of certificates for, the Firm Shares shall be made at the office of Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York, or at such other place as shall be agreed upon by the Underwriters and the Company, at 10:00 A.M. on [__], 1999 (unless postponed in accordance with the provisions of Section 9 hereof) after the determination of the public offering price of the Firm Shares, or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters and the Company (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to the Company by wire transfer in same day funds, against delivery to the Underwriters of certificates for the Shares to be purchased by them. Certificates for the Firm Shares shall be registered in such name or names and in such authorized denominations as the Underwriters may request in writing at least two full business days hours prior to the Closing Date. The Company will permit the Underwriters to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

               (c) In addition, each Selling Shareholder hereby grants to the Underwriters the option to purchase up to that number of Additional Shares identified on Schedule II at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares as set forth in this Section 2, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time, in whole or in part, on or before the thirtieth day following the date of the Prospectus, by written notice by the Underwriters to each Selling Shareholder. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by the Underwriters, when the Additional Shares are to be delivered (such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that
                              -----------------------
the Additional Closing Date shall not be earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Certificates for the Additional Shares shall be registered in such name or names and in such authorized denominations as the Underwriters may request in writing at least two full business days prior to the Additional Closing Date. Each Selling Shareholder will permit the Underwriters to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

               (d) The number of Additional Shares to be sold to each Underwriter shall be the number that bears the same ratio to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 9 hereof) bears to the total number of Firm Shares being purchased from the Company, subject, however, to such adjustments to eliminate any fractional shares as the Underwriters in their sole discretion shall make.

               (e) Payment for the Additional Shares shall be made by wire transfer in same day funds each payable to the order of the Selling Shareholder at the office of Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York, or such other location as may be mutually acceptable, upon delivery of the certificates for the Additional Shares to the Underwriters.

               (f) The Company and the Underwriters agree that up to [__] of the Firm Shares to be purchased by the Underwriters (the "Reserved Shares")
                                                          --------------
shall be reserved for sale by the Underwriters to certain individuals and entities having business relationships with the Company, as part of the distribution of the Shares by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. (the "NASD") and all other applicable
                                              ----
laws, rules and regulations. To the extent that such Reserved Shares are not orally confirmed for purchase by such individuals and entities having business relationships with the Company by the end of the first business day after the date of this Agreement, such Reserved Shares may be offered to the public as part of the public offering contemplated hereby.

          3.   Offering. Upon the Underwriters' authorization of the release of
               --------
the Firm Shares, the Underwriters propose to offer the Shares for sale to the public upon the terms set forth in the Prospectus.

          4.   Covenants of the Company. The Company covenants and agrees with
               ------------------------
each of the Underwriters that:

                    (a) The Company will notify the Underwriters immediately (and, if requested by the Underwriters, will confirm such notice in writing) (i) when any post-effective amendment to the Registration Statement becomes effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the mailing or the delivery to the Commission for filing of the Prospectus or any amendment of or supplement to the Registration Statement or the Prospectus or any document to be filed pursuant to the Exchange Act during any period when the Prospectus is required to be delivered under the Securities Act, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of either Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, (v) of the receipt of any comments or inquiries from the Commission, and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any post-effective amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Shares which differs from the prospectus filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Securities Act Regulations) to which the Underwriters or Underwriters' Counsel (as hereinafter defined) shall reasonably object, will furnish the Underwriters with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Underwriters or counsel for the Underwriters shall reasonably object.

          (b) For such period of time as in the judgment of counsel for the Underwriters a Prospectus is required to be delivered in connection with sales by an Underwriter, any event shall occur as a result of which the Prospectus would, in the judgment of counsel to the Underwriters (which may be internal counsel for such Underwriter) or the Company include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus or either Registration Statement to comply with the Securities Act or the Securities Act Regulations, the Company will notify the Underwriters promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to the Underwriters) which will correct such statement or omission or which will effect such compliance.

          (c) The Company has delivered to the Underwriters four conformed copies of the Registration Statement as originally filed, including exhibits, and all amendments thereto, and the Company will promptly deliver to each of the Underwriters, from time to time during the period that the Prospectus is required to be delivered under the Securities Act, such number of copies of the Prospectus and the Registration Statement, and all amendments of and supplements to such documents, if any, as the Underwriters may reasonably request.

          (d) The Company will endeavor in good faith, in cooperation with the Underwriters, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions as the Underwriters may reasonably designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

          (e) The Company will make generally available (within the meaning of Section 11(a) of the Securities Act) to its security holders and to the Underwriters as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs (or if such fiscal quarter is the Company's fourth fiscal quarter, not later than 90 days after the end of such quarter), an earnings statement (in form complying with the provisions of Rule 158 of the Regulations) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities
     Act).

          (f) During the period of 180 days from the date of the Prospectus, the Company will not, directly or indirectly, without the prior written consent of Bear Stearns, offer, sell, contract to sell, grant any option to purchase, pledge or otherwise dispose of, or, in any manner, transfer all or a portion of the economic consequences associated with the ownership of any shares of common stock or any securities convertible into or excercisable or exchangeable for common stock, except that the Company may
     (i) issue shares of Common Stock and options to purchase Common Stock under its 1998 and 1994 Stock Option Plans and

     1999 Employee Stock Purchase Plans (as such terms are used in the Prospectus) in the form in which they are in effect on the date of the Prospectus, (ii) shares of Common Stock upon exercise of warrants to purchase Common Stock that were issued and outstanding on the date of the Prospectus, or (iii) shares of Common Stock issuable upon conversion of convertible securities that were issued and outstanding on the date of the Prospectus.

               (g) During a period of three years from the date of the Prospectus, the Company will furnish to the Underwriters copies of (i) all reports to its shareholders; and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange.

               (h) The Company will apply the proceeds from the sale of the Shares as set forth under "Use of Proceeds" in the Prospectus.

               (i) If the Company elects to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission, and all requests for additional information on the part of the Commission shall have been complied with to the Underwriters' reasonable satisfaction.

               (j) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will use commercially reasonable efforts to file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations thereunder.

          5.   Payment of Expenses. Whether or not the transactions contemplated
               -------------------
in this Agreement are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Company hereunder, including those in connection with (i) preparing, printing, duplicating, filing and distributing the Registration Statement, as originally filed and all amendments thereto (including all exhibits thereto), any Preliminary Prospectus, the Prospectus and any amendments or supplements thereto (including, without limitation, fees and expenses of the Company's accountants and counsel), printing, duplicating and distributing the underwriting documents (including this Agreement and the Agreement Among Underwriters) and all other documents related to the public offering of the Shares (including those supplied to the Underwriters in quantities as hereinabove stated), (ii) the issuance, transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the qualification of the Shares under state or foreign securities or Blue Sky laws, including the costs of printing and mailing a preliminary and final "Blue Sky Memorandum" and the reasonable fees of counsel in connection therewith and such counsel's disbursements in relation thereto, (iv) listing of the Shares for quotation on the Nasdaq, (v) filing fees of the Commission and the NASD, (vi) the cost of printing certificates representing the Shares, (vii) the cost and charges of any transfer agent or registrar and (viii) all out-of-pocket costs and expenses of the Underwriters, including the reasonable fees and disbursements of counsel for the Underwriters, in connection with matters related to the Reserved Shares.

          6.   Conditions of Underwriters' Obligations.  The obligations of the
               ---------------------------------------
Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and each Selling Shareholder herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 6, "Closing Date" shall refer to the Closing Date for the Firm Shares and any
 ------------
Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished to the Underwriters or to Latham & Watkins ("Underwriters' Counsel") pursuant to
                                             ---------------------
this Section 6 of any material misstatement or omission, to the performance in all material respects by the Company of its obligations hereunder, and to all of the following additional conditions:

               (a) On the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act or proceedings therefor initiated or, to the Company's knowledge, threatened by the Commission. The Prospectus shall have been filed or transmitted for filing with the Commission pursuant to Rule 424(b) of the Securities Act Regulations within the prescribed time period, and prior to Closing Date the Company shall have provided evidence satisfactory to the Underwriters of such timely filing or transmittal.

               (b) All of the representations and warranties of the Company and each Selling Shareholder contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company shall have performed or complied in all material respects with all of the agreements herein contained and required to be performed or complied with by them at or prior to the Closing Date.

               (c) The Prospectus shall have been printed and copies distributed to the Underwriters not later than 10:00 a.m., New York City time, on the second business day following the date of this Agreement or at such later date and time as to which the Underwriters may agree, and no stop order suspending the qualification or exemption from qualification of the Shares in any jurisdiction referred to in Section 4(d) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

               (d) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Shares; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best knowledge of the Company, threatened against, the Company before any court or arbitrator or any governmental body, agency or official that (1) could reasonably be expected to result in a Material Adverse Effect and (2) has not been disclosed in the Prospectus.

               (e) Since the respective dates as of which information is given in the Prospectus, (i) there shall not have been any Material Adverse Change, or any development that is reasonably likely to result in a Material Adverse Change, in the capital stock or the long-term debt, or material increase in the short-term debt, of the Company or any of its subsidiaries from that set forth in the Prospectus, (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company or any of its subsidiaries on any class of its capital stock, other than as described in the Prospectus, (iii) neither the Company nor any of its subsidiaries shall have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company and its subsidiaries, taken as a whole, and that are required to be disclosed on the latest balance sheet or notes thereto included in the Prospectus in accordance with generally accepted accounting principles and are not so disclosed. Since the date hereof and since the dates as of which information is given in the Prospectus, there shall not have occurred any Material Adverse Effect.

               (f) The Underwriters shall have received a certificate, dated the Closing Date, signed on behalf of the Company by each of the Company's Chief Executive Officer and Chief Financial Officer in form and substance reasonably satisfactory to the Underwriters, confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (d) and (e) of this
     Section 6 and that, as of the Closing Date, the obligations of the Company to be performed hereunder on or prior thereto have been duly performed in all material respects.

               (g) The Underwriters shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel to the Underwriters, of Manatt, Phelps & Phillips, LLP, counsel for the Company, to the effect set forth in Exhibit A hereto.
                                                              ---------

               (h) The Underwriters shall have received on the Closing Date an opinio dated the Closing Date, in form and substance satisfactory to the Underwriters and counsel to the Underwriters, of Manatt, Phelps & Phillips, LLP, counsel to the Selling Shareholders to the effect set forth in Exhibit
                                                                         -------
     B hereto.
     -

               (i) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be in form and substance reasonably satisfactory to the Underwriters and to Underwriters' Counsel, and the Underwriters shall have received from Underwriters' Counsel a favorable opinion, dated as of the Closing Date with respect to the issuance and sale of the Shares, the Registration Statement and the Prospectus and such other related matters as the Underwriters may reasonably require, and the Company shall have furnished to Underwriters' Counsel such documents as they request for the purpose of enabling them to pass upon such matters.

               (j) At the time this Agreement is executed and at the Closing Date, the Underwriters shall have received a letter from PricewaterhouseCoopers LLP, independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date addressed to the Underwriters and in form and substance reasonably satisfactory to the Underwriters, containing statements and information of the type ordinarily included in auditors' "comfort letters" to underwriters with respect to financial statements and certain information of the Company and its subsidiaries contained or incorporated by reference (if any) in the Registration Statement and the Prospectus.

               (k) At the time this Agreement is executed, the Underwriters shall have received a "lock-up" agreement, substantially in the form attached as Exhibit C hereto, from each of the officers, directors and
                 ---------
     shareholders of the Company.

               (l) At the Closing Date, the Shares shall have been approved for quotation on the Nasdaq.

               (m) At the time this Agreement is executed and at the Closing Time, the NASD shall not have withdrawn, or given notice of an intention to withdraw, its approval of the fairness of the underwriting terms and arrangements of the offering of the Shares by the Underwriters.

               (n) All opinions, certificates, letters and other documents required by this Section 6 to be delivered by the Company and each Selling Shareholder will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Underwriters. The Company and each Selling Shareholder will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and other documents as Bear Stearns shall reasonably request. Prior to the Closing Date, the Company and each Selling Shareholder shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.

     If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Underwriters or to Underwriters' Counsel pursuant to this Section 6 shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be canceled by the Underwriters at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be canceled by the Underwriters at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company and each Selling Shareholder in writing, or by telephone, telex or telegraph, confirmed in writing.

          7.   Indemnification.
               ---------------

               (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in either Registration Statement, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case [(i)] to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter expressly for use therein [and (ii) with respect to any preliminary prospectus or preliminary prospectus supplement to the extent that any such loss, claim, damage or liability results from the fact that an Underwriter sold Shares to a person as to whom it shall be established that there was not sent or given, at or prior to written confirmation of such sale, a copy of the prospectus or prospectus supplement as then amended or supplemented in any case where such delivery is required by the Securities Act if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter and with sufficient time to effect a recirculation pursuant to Rule 461 under the Securities Act and the loss, claim, damage or liability of the Underwriters results from an untrue statement or omission of a material fact contained in the preliminary prospectus or preliminary prospectus supplement which was identified in writing prior to the effective date of the registration statement to such underwriter and corrected in the prospectus or prospectus supplement as then amended, and such correction would have cured the defect giving rise to such loss, claim, damage or liability.] This indemnity agreement will be in addition to any liability which the Company may otherwise have including under this Agreement.

               (b) Each Selling Shareholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to information relating to such Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, the prospectus or any preliminary prospectus. Notwithstanding the foregoing, the aggregate liability of such Selling Shareholder pursuant to the provisions of this paragraph shall be limited to an amount equal to the total proceeds (before deducting underwriting discounts and commissions and expenses) received by such Selling Shareholder from the sale of Shares owned by it hereunder.

               (c) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and each Selling Shareholder against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in either Registration Statement, as originally filed or any amendment thereof, or any related preliminary prospectus, preliminary prospectus supplement or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through Bear, Stearns & Co. Inc. expressly for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder. This indemnity will be in addition to any liability which any Underwriter may otherwise have including under this Agreement.

               (d) Promptly after receipt by an indemnified party under Subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 7, except to the extent that the indemnifying party has been prejudiced in any material respect by such failure or from any liability that it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. Anything in this Subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

          8.   Contribution. In order to provide for contribution in
               ------------
circumstances in which the indemnification provided for in Section 7 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company any contribution received by the Company from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and (y) the underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 8 and the preceding sentence, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent was not unreasonably withheld.

          9.   Default by an Underwriter.
               -------------------------

               (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made by the Underwriters pursuant to Subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, the Firm Shares or Additional Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions which the numbers of Firm Shares set forth opposite their respective names in Schedule I hereto bear to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters.

               (b) In the event that such default relates to more than 10% of the Firm Shares or Additional Shares, as the case may be, the Underwriters may in their discretion arrange for themselves or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares or Additional Shares, as the case may be, to which such default relates on the terms contained herein. In the event that within 5 calendar days after such a default the Underwriters do not arrange for the purchase of the Firm Shares or Additional Shares, as the case may be, to which such default relates as provided in this Section 9, this Agreement, or in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares, shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Section 5, 7(a) and 8 hereof) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

               (c) In the event that the Firm Shares or Additional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Underwriters or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares or Additional Shares.

          10.  Survival of Representations and Agreements. All representations
               ------------------------------------------
and warranties, covenants and agreements of the Underwriters, the Company and each Selling Shareholder contained in this Agreement, including the agreements contained in Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors, or any controlling person of the Company or any Selling Shareholder, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in
Section 1 and the agreements contained in Sections 5, 7, 8, 11(d) and 12 hereof shall survive the termination of this Agreement, including termination pursuant to Section 9 or 11 hereof.

          11.  Effective Date of Agreement; Termination.
               ----------------------------------------

               (a) This Agreement shall become effective upon the execution and delivery of a counterpart hereof by each of the parties hereto.

               (b) The Underwriters shall have the right to terminate this Agreement at any time prior to the Closing Date or the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if on or prior to such date, (i) the Company shall have failed, refused or been unable to perform in any material respect any agreement on its part to be performed hereunder, (ii) any other condition to the obligations of the Underwriters hereunder as provided in
Section 6 is not fulfilled when and as required in any material respect, (iii) in the reasonable judgment of the Underwriters any Material Adverse Change shall have occurred since the respective dates as of which information is given in the Prospectus, other than as set forth in the Prospectus, (iv) any downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, or any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities, or (v)(A) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Underwriters will in the immediate future materially disrupt, the market for the Company's securities or for securities in general; or (B) trading in securities generally on the New York Stock Exchange ("NYSE")
                                                                        ----
or quotations on the Nasdaq shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been established, or maximum ranges for prices for securities shall have been required, on such exchange, or by such exchange or other regulatory body or governmental authority having jurisdiction; or (C) a banking moratorium shall have been declared by federal or state authorities, or a moratorium in foreign exchange trading by major international banks or persons shall have been declared; or (D) there is an outbreak or escalation of armed hostilities involving the United States on or after the date hereof, or if there has been a declaration by the United States of a national emergency or war, the effect of which shall be, in the Underwriters' judgment, to make it inadvisable or impracticable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus; or (E) there shall have been such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Underwriters' judgment, makes it inadvisable or impracticable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus.

               (c) Any notice of termination pursuant to this Section 11 shall be by telephone, telex, telegraph or telephonic facsimile, confirmed in writing by letter.

               (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Section 9(b) or 11(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Underwriters, reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the Underwriters in connection herewith.

          12.  Underwriters' Information. The Company, the Selling Shareholders
               -------------------------
and the Underwriters severally acknowledge that the statements set forth in (i) the last paragraph of the outside front cover of the Prospectus concerning the delivery of the shares of Common Stock to the Underwriters and the offering of such shares by the Underwriters; (ii) the third paragraph under the caption "Underwriting" in the Prospectus concerning the proposed public offering price, discount and concession; and (iii) the tenth paragraph under the caption "Underwriting" in the Prospectus concerning transactions that stabilize, maintain, or otherwise affect the price of the Common Stock, constitute the only information furnished in writing by or on behalf of any Underwriter expressly for use in the Registration Statement, as originally filed or in any amendment thereof, any related preliminary prospectus or preliminary prospectus supplement or the Prospectus or in any amendment thereof or supplement thereto, as the case may be.

          13.  Notices.  All communications hereunder, except as may be
               -------
otherwise specifically provided herein, shall be in writing and, if sent to the Underwriters shall be mailed, delivered, or telexed, telegraphed or telecopied and confirmed in writing to Bear, Stearns & Co. Inc., Hambrecht & Quist and Thomas Weisel Partners LLC, c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention:
Corporate Finance Department, telecopy number: (212) 272-3092, with a copy, which shall not constitute notice, to Latham & Watkins, Attn: Gregory K. Miller, 505 Montgomery Street, Suite 1900, San Francisco, California 94111; telecopy number: (415) 395-8095; and if sent to the Company, shall be mailed, delivered or telexed, telegraphed or telecopied and confirmed in writing to SonicWALL, Inc., 5400 Betsy Ross Drive, Santa Clara, California 95054, Attention: Chief Executive Officer, telecopy number: (408) 844-9900, with a copy, which shall not constitute notice, to Manatt, Phelps & Phillips, LLP Attn: William T. Quicksilver, telecopy number: (310) 312-4224.

          14.  Parties.  This Agreement shall inure solely to the benefit of,
               -------
and shall be binding upon, the Underwriters, the Selling Shareholders, the Company and the controlling persons, directors, officers, employees and agents referred to in Section 7 and 8, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

          15.  GOVERNING LAW; Construction.  This Agreement shall be construed
               ---------------------------
in accordance with the internal laws of the State of New York applicable to agreements made and to be performed within such State, without giving any effect to any provisions thereof relating to conflicts of law. TIME IS OF THE ESSENCE IN THIS AGREEMENT.

          16.  Captions.  The captions included in this Agreement are included
               --------
solely for convenience of reference and are not to be considered a part of this Agreement.

          17.  Counterparts.  This Agreement may be executed in various
               ------------
counterparts which together shall constitute one and the same instrument.

     If the foregoing correctly sets forth the understanding among the Underwriters, each Selling Shareholder and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                   Very truly yours,

                                   SonicWALL, Inc.


                                   By_______________________________

                                   Name_____________________________

                                   Title____________________________



                                   [Selling Shareholder #1]

                                   _________________________________


                                   [Selling Shareholder #2]

                                   _________________________________


Accepted as of the date first above written

BEAR, STEARNS & CO. INC.
HAMBRECHT & QUIST LLC
THOMAS WEISEL PARTNERS LLC

BEAR, STEARNS & CO. INC.


By ________________________________

 Name_____________________________

 Title____________________________

                                  SCHEDULE I



                                                                 Number of Firm
Name of Underwriter                                      Shares to be Purchased
-------------------------------------------------------------------------------

Bear, Stearns & Co. Inc.-----------------------------------------------[__]
Hambrecht & Quist LLC----------------------------------------------------[__]
Thomas Weisel Partners LLC----------------------------------------------[__]

  Total...................................................................[__]

                                  SCHEDULE II

[to follow]

                                                                       Exhibit B

          Form of opinion of counsel to Selling Shareholders


          Upon (i) payment for the shares in accordance with the terms of the Underwriting Agreement, (ii) physical delivery of the Securities to the Transfer Agent and registration of the Securities in the name of DTC upon registration of transfer by the issuer thereof, (iii) physical delivery of the Securities to DTC, and registration of the Securities in the name of DTC upon registration of transfer by the issuer thereof, (iv) registration by book-entry of the credit to the Lead Underwriters' securities accounts with DTC of the purchase of Securities in the records of DTC, and (v) registration by book-entry of the credit to the Other Underwriters' securities accounts of their purchase of Securities in the records of any other "securities intermediary" (as defined in Section 8-102(a)(14) of the California UCC) which acts as a "clearing corporation" (as defined in Section 8-102(a)(5) of the California UCC) or maintains "securities accounts" (as defined in Section 8-501(a) of the California UCC) with respect to the transfer of the Securities to the Underwriters, then the Underwriters will become the "entitlement holders" (as defined in Section 8-102(a)(7) of the UCC) of the Securities, to our knowledge, free of any "adverse claims" (as defined in Section 8-102(a)(1) of the California UCC).

                                                                       Exhibit C
                                SonicWALL, Inc.
                              1160 Bordeaux Drive
                          Sunnyvale, California 94089

                               Lock-Up Agreement

                                                         _________________, 1999


Bear, Stearns & Co. Inc.
Hambrecht & Quist LLC
Thomas Weisel Partners LLC
c/o Bear, Stearns & Co. Inc.
    245 Park Avenue
    New York, New York 10167

Dear Ladies and Gentlemen:

          The undersigned understands that Bear, Stearns & Co. Inc. (the "Representative") of the several underwriters (the "Underwriters"), proposes to enter into an Underwriting Agreement with SonicWALL, Inc. (the "Company") providing for the initial public offering (the "Initial Public Offering") by the Underwriters, including the Representative, of the Company's Common Stock, no par value per share (the "Common Stock").

          In consideration of the Underwriters' agreement to purchase and undertake the Initial Public Offering and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned, pursuant to this letter agreement (this "Agreement"), agrees that, without the prior written consent of the Representative, the undersigned will not, directly or indirectly, offer, sell, contract to sell, grant any option to purchase, pledge or otherwise dispose of any shares of Common Stock of the Company (including, without limitation, shares of Common Stock of the Company that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of a stock option or warrant) or any securities convertible into or exercisable or exchangeable for such Common Stock (such Common Stock and securities are referred to herein as, collectively, "Securities"), or, in any manner, transfer all or a portion of the economic consequences associated with the ownership of Securities, for a period (the "Lock-Up Period") of 180 days after the date of the Prospectus used by the Company in connection with the Initial Public Offering (any of the foregoing, a "Disposition"); provided, however, that the undersigned may make a Disposition:
(i) as a bona fide gift or gifts, provided that the donee or donees thereof agree in writing to be bound by the terms of this Agreement; (ii) as a distribution to limited partners or shareholders of the undersigned, provided that the distributees thereof agree in writing to be bound by the terms of this Agreement; (iii) if the undersigned is an individual, either during his or her lifetime or on death by will or intestacy to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family, provided that prior to any such transfer each transferee agrees in writing to be bound by the terms of this Agreement; or (iv) with the prior written consent of the Representative. For the purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

          In addition, the undersigned agrees that the Company may, and that the undersigned will, (i) with respect to any shares for which the undersigned is the record holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such shares on the transfer books and records of the or proceedings referred to therein, fairly present the information required with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein in all material respects.

          13. Such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent certified public accountants of the Company and the Underwriters and its representatives at which the contents of the Registration Statement, Preliminary Prospectus and the Prospectus and related matters were discussed and, although such counsel is not passing upon and assumes no responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, Preliminary Prospectus or the Prospectus (except as indicated above), on the basis of the foregoing, no facts have come to such counsel's attention which led such counsel to believe that the Registration Statement (except for the financial statements and schedules and other financial data contained therein), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (except for the financial statements and schedules and other financial data contained therein), as of its date or the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               In rendering such opinion, such counsel may rely as to matters involving the application of laws other than the laws of the United States, California and any other jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel familiar with the applicable laws and reasonably acceptable to Underwriters' Counsel; provided, that such opinion shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them. In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and its subsidiaries and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the existence or good standing of the Company and its subsidiaries, provided that such opinion shall state that such counsel and the Underwriters are justified in so relying upon any such certificate. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, the Underwriters and they are justified in relying thereon.

                                                                       Exhibit B

          [Opinion of counsel to Selling Shareholders]

                                                                       Exhibit C

                                SonicWALL, Inc.
                              1160 Bordeaux Drive
                          Sunnyvale, California 94089

                               Lock-Up Agreement


                                                         _________________, 1999


Bear, Stearns & Co. Inc.
Hambrecht & Quist LLC
Thomas Weisel Partners LLC
c/o Bear, Stearns & Co. Inc.
    245 Park Avenue
    New York, New York 10167

Dear Ladies and Gentlemen:

          The undersigned understands that Bear, Stearns & Co. Inc. (the "Representative") of the several underwriters (the "Underwriters"), proposes to enter into an Underwriting Agreement with SonicWALL, Inc. (the "Company") providing for the initial public offering (the "Initial Public Offering") by the Underwriters, including the Representative, of the Company's Common Stock, no par value per share (the "Common Stock").

          In consideration of the Underwriters' agreement to purchase and undertake the Initial Public Offering and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned, pursuant to this letter agreement (this "Agreement"), agrees that, without the prior written consent of the Representative, the undersigned will not, directly or indirectly, offer, sell, contract to sell, grant any option to purchase, pledge or otherwise dispose of any shares of Common Stock of the Company (including, without limitation, shares of Common Stock of the Company that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of a stock option or warrant) or any securities convertible into or exercisable or exchangeable for such Common Stock (such Common Stock and securities are referred to herein as, collectively, "Securities"), or, in any manner, transfer all or a portion of the economic consequences associated with the ownership of Securities, for a period (the "Lock-Up Period") of 180 days after the date of the Prospectus used by the Company in connection with the Initial Public Offering (any of the foregoing, a "Disposition"); provided, however, that the undersigned may make a Disposition:
(i) as a bona fide gift or gifts, provided that the donee or donees thereof agree in writing to be bound by the terms of this Agreement; (ii) as a distribution to limited partners or shareholders of the undersigned, provided that the distributees thereof agree in writing to be bound by the terms of this Agreement; (iii) if the undersigned is an individual, either during his or her lifetime or on death by will or intestacy to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family, provided that prior to any such transfer each transferee agrees in writing to be bound by the terms of this Agreement; or (iv) with the prior written consent of the Representative. For the purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

          In addition, the undersigned agrees that the Company may, and that the undersigned will, (i) with respect to any shares for which the undersigned is the record holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such shares on the transfer books and records of the Company and (ii) with respect to any shares for which the undersigned is the beneficial holder but not the record holder, cause the record holder of such shares to cause the transfer agent for the Company to note stop transfer instructions with respect to such shares on the transfer books and records of the Company.

          The foregoing restrictions are expressly agreed to preclude the holder of any Securities from engaging in any hedging or other transaction that is designed to or is reasonably expected to lead to or result in a Disposition of Securities during the Lock-Up Period even if such Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any of the Securities or any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from any of the Securities.

          The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. All authority herein conferred or agreed to the conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

                            [signature page follows]

          The undersigned hereby executes this Agreement and agrees to its terms as of the date first written above.

                                       Very truly yours,




                                       ___________________________________
                                       (Signature)


                           Please type:___________________________________
                                       (Name)



                                       ___________________________________
                                       (Address)


                                       ___________________________________
                                       (Social Security or
                                       Taxpayer Identification No.)


Number of shares owned or              Certificate numbers:
subject to warrants, options
or convertible securities:             ___________________________________


_________________________________      ___________________________________

                                       2